UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008 (March 10, 2008)

TITAN ENERGY WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-26139 (Commission File No.)	26-0063012 (IRS Employer Identification No.)

55800 Grand River Avenue, Suite 100
New Hudson, MI 48165-8713
(Address of principal executive offices, including zip code)

(248) 446-8557
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

Effective March 10, 2008, the new executive offices for Titan Energy Worldwide, Inc. (the “Company”) are 55800 Grand River Avenue, Suite 100 New Hudson, MI 48165-8713. The new telephone number for the Company is (248) 446-8557.

Item 9.01 Financial Statements and Exhibits.

(a)	None.
(b)	None.
(c)	None.
(d)	None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

TITAN ENERGY WORLDWIDE, INC.

Dated: March 13, 2008	By:	/s/ James J. Fahrner
James J. Fahrner
Title: Chief Financial Officer